UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

Tivic Health Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25821 Industrial Blvd., Suite 100
Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 17, 2024, Tivic Health Systems, Inc. (the “Company”) entered into a Collaboration and Research Support Agreement (the “Agreement”) with The Feinstein Institutes for Medical Research (the “Institute”) in connection with the Company's vagus nerve stimulation clinical research program. Pursuant to the Agreement, the Company and the Institute will collaborate in the development and drafting of a protocol (the “Protocol”) to advance a research program designed to test Autonomic Nervous System (“ANS”) function and/or balance in healthy able-bodied individuals in response to neuromodulation of the ANS by the Company’s neurostimulation device, by leveraging and augmenting the NDS Lab’s multi-modal index to quantify the activation status of the ANS during various of clinically relevant tests, and to submit such Protocol and the research study described therein (the “Study”) for institutional and IRB approval. If the Protocol and Study are approved, the Study shall be implemented pursuant to the Protocol and shall be governed by the terms of the Agreement. Total length of the project is expected to be one year.

Pursuant to the Agreement, the Company shall be responsible for participant reimbursement and the full time equivalents involved in acquiring IRB approval, recruiting and performing the experiments, and analyzing all the data and development of all algorithms, as more particularly set forth in the Agreement. Payments will be made by the Company upon completion of the following milestones:

MILESTONE 1: Execute Collaboration and Research Support Agreement - $24,485.60

MILESTONE 2: Receive IRB study approval - $48,971.20

MILESTONE 3: Complete enrollment of first all participants and run 1/3 sessions - $85,699.60

MILESTONE 4a/b: Complete all sessions; submit final report - $85,699.60

The term of the Agreement shall continue until the earlier of (i) the completion of the Study at the Institute, or (ii) five years from the date effective date of the agreement, unless terminated earlier pursuant to the Agreement.

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the Collaboration and Research Support Agreement, a copy of which is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 22, 2024, the Company issued a press release announcing execution of the Agreement and the advancement of its non-invasive cervical vagus nerve stimulation. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

In addition, on May 22, 2024, the Company began using a new corporate presentation. A copy of that corporate presentation is furnished as Exhibit 99.2 to this Current Report and incorporated herein by reference. A copy of the presentation is also available on the Company’s website located at https://tivichealth.com/investor/.

The information set forth under Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report, including Exhibits 99.1 and 99.2 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibits 99.1 and 99.2 attached hereto, or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Securities and Exchange Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1†	Collaboration and Research Support Agreement, dated May 17, 2024, by and between Tivic Health Systems, Inc. and The Feinstein Institutes for Medical Research.
99.1	Press Release, dated May 22, 2024.
99.2	Corporate Presentation, dated May 2024.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

†	Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVIC HEALTH SYSTEMS, INC.

Date:	May 22, 2024	By:	/s/ Jennifer Ernst
Name: Jennifer Ernst Title: Chief Executive Officer